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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
              the Securities and Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):
                        September 25, 1996



                     FAMILY GOLF CENTERS, INC.
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      (Exact Name of Registrant as Specified in its Charter)

      Delaware                0-25098            11-3223246
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(State or other           (Commission File      (IRS Employer
jurisdiction of                Number)        Identification No.)
incorporation)

                       225 Broadhollow Road
                     Melville, New York 11747
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             (Address of principal executive offices)

             Registrant's Telephone Number, including
                    area code:  (516) 694-1666



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          (Former Address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

GLEN BURNIE GOLF CENTER

           On September 25, 1996, Family Golf Centers, Inc. (the "Company") acquired all the outstanding shares of Privatization Plus, Inc. ("PPI"), a Maryland corporation which leases approximately 38 acres of property in Glen Burnie, Maryland on which it operates the "Glen Burnie Golf Center, " a golf recreational facility, including a driving range, miniature golf course, batting cages and pro shop.

           Pursuant to the Purchase Agreement, dated as of September 25, 1996, between the shareholders of PPI and the Company, the Company purchased all the outstanding shares of PPI in exchange for $1,170,000 in cash ($100,000 of which was placed in escrow for one year to satisfy indemnification claims of the Company, if any, under the Purchase Agreement). The source of funds for the purchase price was derived from working capital.

           The Company intends to continue operating PPI and its golf center in substantially the same manner as previously conducted.

DIXIE GOLF CENTER.

      On September 26, 1996, the Company acquired certain assets from Tri-Town Sports, Inc., a Massachusetts corporation (the "Seller"). The acquired assets included (i) approximately 70 acres of real property in South Easton, Massachusetts on which there is a golf driving range, miniature golf course, batting cages and related facilities operated as the "Dixie Golf Center" (the "Premises") and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "Dixie Assets").

     Pursuant to the Purchase Agreement, dated September 26, 1996, between the Seller and the Company, the Company purchased the Dixie Assets for $2,600,000 payable as follows: (i)

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$1,900,000 in cash and (ii) $700,000 evidenced by four promissory notes made by the Company in favor of the Seller secured by a first through fourth mortgage on the Premises. The source of funds for the cash portion of the purchase price was derived from working capital. As part of the acquisition the Company also agreed to assume certain liabilities and obligations of the Seller.

      The Company intends to continue operating the Dixie Assets in substantially the same manner as previously conducted. The Company, however, intends to build a domed indoor driving range on the Premises.

COLBERT-BALLARD GOLF LEARNING CENTERS, INC

      On September 30, 1996, the Company acquired certain assets from Colbert-Ballard Golf Learning Centers, Inc., a Nevada corporation (the "Assignor"). The acquired assets included (i) a license to use the names "Jim Colbert" and "Jimmy Ballard" and the Colbert Ballard golf instructional program and (ii) certain equipment and personal property used in connection with the Colbert-Ballard golf instructional program (the "Colbert-Ballard Assets").

      Pursuant to the Assignment and Assumption of License, dated as of September 30, 1996, between the Assignor and the Company, the Company purchased the Colbert-Ballard Assets in exchange for (i) 7,000 shares of common stock of the Company (2,450 of which have been placed in escrow for one year to satisfy indemnification claims of the Company, if any, under the Agreement) and (ii) the assumption of certain liabilities. As part of the acquisition, the Company also loaned the Assignor approximately $450,000.00 to pay certain retained liabilities of the Assignor in exchange for a secured promissory note made by the Assignor in favor of the Company. The note matures on September 30, 1998.

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      The Company intends to continue operating the Colbert-Ballard Assets in substantially the same manner as previously conducted.

CAROLINA SPRINGS GOLF AND COUNTRY CLUB

      On September 30, 1996, the Company acquired certain assets from KKL Golf Partnership, an Illinois general partnership (the "Seller"). The acquired assets included (i) approximately 283 acres of real property in Fountain
Inn, South Carolina on which there is a 27-hole golf course, driving range and related facilities operated as the "Carolina Springs Golf and Country Club," and
(ii) certain equipment, fixtures and personal property used in connection with the operation of the golf course (the "Carolina Springs Assets").

      Pursuant to the Purchase Agreement, dated as of September 30, 1996, between the Seller and the Company (the "Purchase Agreement"), the Company purchased the Carolina Springs Assets in exchange for (i) $3,350,000 in cash ($25,000 of which has been placed in escrow for one year to satisfy indemnification claims of the company, if any), and (ii) an irrevocable option to purchase up to 5,000 shares of the Company's Common Stock at an exercise price of $40.00 per share, which option expires on September 30, 2001. The source of funds for the cash portion of the purchase price was derived from working capital.

      The Company intends to continue operating the Carolina Springs Golf and Country Club in substantially the same manner as previously conducted.

WESTMINSTER GOLF CENTER

     On September 30, 1996, the Company acquired certain assets from USA Golf Centers, Ltd. #2, a California limited partnership (the "Seller"). The acquired assets included (i) a lease covering

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approximately 17.4 acres in Orange County, California, on which there is a driving range and related facilities operated as the "Westminster Golf Center," and (ii) certain equipment, fixtures and personal property used in connection with the operation of the driving range (the "Westminster Assets").

      Pursuant to the Purchase Agreement, dated September 30, 1996 between the Seller and the Company, the Company purchased the Westminster Assets in exchange for $1,500,000 in cash ($50,000 of which has been placed in escrow for six months to satisfy indemnification claims of the Company if any, under the Purchase Agreement). The source of funds for the purchase price was derived from working capital.

      The Company intends to continue operating the Westminster Assets in substantially the same manner as previously conducted.

      The foregoing summaries of the acquisitions and related transactions are incomplete and are qualified in their entirety by reference to the copies of the agreements filed as Exhibits and annexed hereto.

Item 5.    Other Events

SWINGMASTER GOLF CENTER

      On August 29, 1996, the Company acquired certain assets from Swingmaster Golf at Centennial, L.P., a Colorado limited partnership (the "Seller"). The acquired assets included (i) a lease covering approximately 36.1 acres of real property in Arapahoe County, Colorado (the "Leased Property"), on which there is a golf driving range and related facilities operated as the "Swingmaster Golf Center," (ii) an option to lease approximately 36.5 additional acres adjacent to the Leased Property (the "Option") and (iii) certain equipment, fixtures and personal property used in connection with the operation of the golf center (the "Inventory").

        Pursuant to the Purchase Agreement, dated as of August 29, 1996, between the Seller and the Company, the Company purchased the Leased Property and the Option in exchange for (i) $800,000 in cash and (ii) 40,000 shares of the Company's Common Stock (36,516 of which have been placed in escrow to be released pending the satisfaction of certain conditions to the effectiveness of the Option, except for 5,000 of such shares which will continue to be held in escrow for one year to satisfy indemnification claims of the Company, if any). The source of funds for the cash portion of the purchase price was derived from working capital.

        The Company intends to continue operating Swingmaster Golf Center in substantially the same manner as previously conducted. The Company also intends to build a golf course on the additional leased property underlying the Option.

        The foregoing summary of the acquisition and related transactions is incomplete and is qualified in its entirety by reference to the copies of the agreements filed as Exhibits and annexed hereto.




Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           (a) Financial Statements of Businesses Acquired

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      It is impractical to file financial statements of the businesses acquired by the Company from: (i) the shareholders of Privatization Plus, Inc.,
(ii) Tri-Town Sports, Inc., (iii) Colbert-Ballard Golf Learning Centers, Inc.,
(iv) KKL Golf Partnership, (v) USA Golf Centers, Ltd #2, and (vi) Swingmaster Golf at Centennial, L.P. The required financial statements will be filed under cover of a Form 8-K/A within 60 days of October 9, 1996.

           (b) Pro Forma Financial Information

      It is impractical to file pro forma financial information. The required pro forma financial information will be filed under cover of a Form 8 K/A within 60 days of October 9, 1996.

           (c)  Exhibits

               1. Stock Purchase Agreement, dated September 25, 1996, between Raymond R. Sears, Ronald L. Sears, Henry Bachman, Privatization Plus, Inc. and Family Golf Centers, Inc.

               2. Cash Escrow Agreement, dated September 25, 1996, between Raymond R. Sears, Ronald L. Sears, Henry Bachman, Privatization Plus, Inc., Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.

               3. Purchase Agreement, dated September 26, 1996, between Tri-Town Sports, Inc. and Easton Family Golf Centers, Inc., a wholly owed subsidiary of Family Golf Centers, Inc.

               4. Promissory Note, dated September 26, 1996, in the principal amount of $350,000 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.

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                5. Promissory Note, dated September 26, 1996, in the principal amount of $140,000 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.

               6. Promissory Note, dated September 26, 1996, in the principal amount of $122,500 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.

               7. Promissory Note, dated September 26, 1996, in the principal amount of $87,500 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.

               8. Guaranty of Promissory Notes made by Family Golf Centers, Inc. in favor of Tri-Town Sports, Inc.

               9. Mortgage Note, dated September 24, 1996 in the principal amount of $350,000 made by Easton Family Golf Centers, Inc. in favor of Tri-Town Sports, Inc. and related Mortgage Deed.

               10. Mortgage Note, dated September 24, 1996 in the principal amount of $140,000 made by Easton Family Golf Centers, Inc. in favor of Tri-Town Sports, Inc. and related Mortgage Deed.

               11. Mortgage Note, dated September 24, 1996 in the principal amount of $122,500 made by Easton Family Golf Centers, Inc. in favor of Tri-Town Sports, Inc. and related Mortgage Deed.

               12. Mortgage Note, dated September 24, 1996 in the principal amount of $87,500 made by Easton Family Golf Centers, Inc. in favor of Tri-Town Sports, Inc. and related Mortgage Deed.

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               13. Assignment and Assumption of License Agreement, dated
September 30, 1996, between Colbert-Ballard Golf Learning Centers, Inc. and C.B. Family Golf Centers, Inc., a wholly owed subsidiary of Family Golf Centers, Inc.

               14. Promissory Note, dated September 30, 1996, in the principal amount of $446,720 made by Colbert-Ballard Golf Learning Centers, Inc. in favor of C.B. Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

               15. Guaranty of Promissory Note made by Harry J. Moorhouse and Dorothy Moorhouse in favor of C.B. Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

               16. Escrow Agreement, dated September 30, 1996, between Family Golf Centers, Inc., Colbert-Ballard Golf Learning Centers, Inc. and Continental Stock Transfer & Trust Company.

               17. Purchase Agreement, dated September 30, 1996, between KKL Golf Partnership and Carolina Springs Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

               18. Cash Escrow Agreement, dated September 30, 1996, between
KKL Golf Partnership, Carolina Springs Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.

               19. Stock Option Agreement, dated September 30, 1996, between Family Golf Centers, Inc. and KKL Golf Partnership.

               20. Purchase Agreement, dated September 30, 1996, between USA Golf Centers, Ltd. #2 and Westminster Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

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               21. Cash Escrow Agreement, dated September 30, 1996, between
USA Golf Centers, Ltd. #2, Westminster Family Golf Centers, Inc. and Continental Stock Transfer & Trust Company.

               22. Ground Lease, dated August 1, 1992, as amended by Ground Lease Extension and Modification, dated November 20, 1995, between SCI California Funeral Services, Inc. (successor in interest to Westminster Memorial
Park) and USA Golf Centers, Ltd. #2.

               23. Purchase Agreement, dated August 29, 1996, between Swingmaster Golf at Centennial, L.P. and Denver Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

               24. Registration Rights Agreement, dated August 29, 1996, between Swingmaster Golf at Centennial, L.P. and Family Golf Centers, Inc.

               25. Registration Rights Agreement, dated August 29, 1996, between Joseph J. Graham and Family Golf Centers, Inc.

               26. Registration Rights Agreement, dated August 29, 1996, between Andrew Price and Family Golf Centers, Inc.

               27. Escrow Agreement, dated August 29, 1996, between Family Golf Centers, Inc., Denver Family Golf Centers, Inc., Swingmaster Golf at Centennial, L.P., Joseph J. Graham, Andrew Price and Continental Stock Transfer & Trust Company.

               28. Ground Lease and Agreement, dated November 1, 1994, as amended by First Amendment to Ground Lease and Agreement dated March 9, 1995 and Second Amendment to Ground Lease Agreement, dated June 8, 1995, by and between the Arapahoe County Public Airport Authority and Pinecrest Enterprises, Ltd. (predecessor-in-interest to Swingmaster Golf at Centennial, L.P.).

               29. Option to Lease Agreement, dated August 8, 1996, by and between the Arapahoe County Public Airport Authority and Swingmaster Golf at Centennial, L.P.

               30. Press release issued on October 4, 1996.




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                         INDEX TO EXHIBITS


       Exhibit                                                Page Number
       -------                                                -----------

1. Stock Purchase Agreement, dated September 25, 1996, between Raymond R. Sears, Ronald L. Sears, Henry
       Bachman, Privatization Plus, Inc. and Family Golf
       Centers, Inc.


2. Cash Escrow Agreement, dated September 25, 1996, between Raymond R. Sears, Ronald L. Sears, Henry
       Bachman, Privatization Plus, Inc., Family Golf Centers,
       Inc. and Continental Stock Transfer & Trust Company.


3.     Purchase Agreement, dated September 26, 1996, between
       Tri-Town Sports, Inc. and Easton Family Golf Centers,
       Inc., a wholly owed subsidiary of Family Golf Centers, Inc.



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4.     Promissory Note, dated September 26, 1996, in the principal amount of
       $350,000 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.


5. Promissory Note, dated September 26, 1996, in the principal amount of $140,000 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.


6. Promissory Note, dated September 26, 1996, in the principal amount of $122,500 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.


7. Promissory Note, dated September 26, 1996, in the principal amount of $87,500 made by Easton Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc., in favor of Tri-Town Sports, Inc.



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8.     Guaranty of Promissory Notes made by Family Golf
       Centers, Inc. in favor of Tri-Town Sports, Inc.


9. Mortgage Note, dated September 24, 1996 in the principal amount of $350,000 made by Easton Family Golf Centers,
       Inc. in favor of Tri-Town Sports, Inc. and related
       Mortgage Deed.


10. Mortgage Note, dated September 24, 1996 in the principal amount of $140,000 made by Easton Family Golf Centers,
       Inc. in favor of Tri-Town Sports, Inc. and related
       Mortgage Deed.


11. Mortgage Note, dated September 24, 1996 in the principal amount of $122,500 made by Easton Family Golf Centers,
       Inc. in favor of Tri-Town Sports, Inc. and related
       Mortgage Deed.



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12.    Mortgage Note, dated September 24, 1996 in the principal
       amount of $87,500 made by Easton Family Golf Centers,
       Inc. in favor of Tri-Town Sports, Inc. and related
       Mortgage Deed.


13.    Assignment and Assumption of License Agreement, dated
       September 30, 1996, between Colbert-Ballard Golf Learning
       Centers, Inc. and C.B. Family Golf Centers, Inc., a wholly owed subsidiary of Family Golf Centers, Inc.


14. Promissory Note, dated September 30, 1996, in the principal amount of $446,720 made by Colbert-Ballard
       Golf Learning Centers, Inc. in favor of C.B. Family Golf
       Centers, Inc., a wholly owned subsidiary of Family Golf
       Centers, Inc.


15. Guaranty of Promissory Note made by Harry J. Moorhouse and Dorothy Moorhouse in favor of C.B. Family Golf
       Centers, Inc., a wholly owned subsidiary of Family Golf
       Centers, Inc.



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16.    Escrow Agreement, dated September 30, 1996, between
       Family Golf Centers, Inc., Colbert-Ballard Golf Learning
       Centers, Inc. and Continental Stock Transfer & Trust
       Company.


17. Purchase Agreement, dated September 30, 1996, between KKL Golf Partnership and Carolina Springs Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.


18. Cash Escrow Agreement, dated September 30, 1996, between KKL Golf Partnership, Carolina Springs Family Golf
       Centers, Inc. and Continental Stock Transfer & Trust
       Company.


19. Stock Option Agreement, dated September 30, 1996, between Family Golf Centers, Inc., and KKL Golf
       Partnership.



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20.    Purchase Agreement, dated September 30, 1996, between
       USA Golf Centers, Ltd. #2 and Westminster Family Golf
       Centers, Inc., a wholly owned subsidiary of Family Golf
       Centers, Inc.


21. Cash Escrow Agreement, dated September 30, 1996, between USA Golf Centers, Ltd. #2, Westminster Family
       Golf Centers, Inc. and Continental Stock Transfer & Trust
       Company.


22. Ground Lease, dated August 1, 1992, as amended by Ground Lease Extension and Modification, dated November 20, 1995, between SCI California Funeral Services, Inc. (successor in interest to Westminster Memorial Park) and USA Golf Centers, Ltd. #2.


23.    Purchase Agreement, dated August 29, 1996, between
       Swingmaster Golf at Centennial, L.P. and Denver Family
       Golf Centers, Inc., a wholly owned subsidiary of Family
       Golf Centers, Inc.



24. Registration Rights Agreement, dated August 29, 1996, between Swingmaster Golf at Centennial, L.P. and Family
       Golf Centers, Inc.




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25.    Registration Rights Agreement, dated August 29, 1996,
       between Joseph J. Graham and Family Golf Centers, Inc.



26. Registration Rights Agreement, dated August 29, 1996, between Andrew Price and Family Golf Centers, Inc.



27. Escrow Agreement, dated August 29, 1996, between Family Golf Centers, Inc., Denver Family Golf Centers, Inc., Swingmaster Golf at Centennial, L.P., Joseph J. Graham, Andrew Price and Continental Stock Transfer & Trust Company.


28. Ground Lease and Agreement, dated November 1, 1994, as amended by First Amendment to Ground Lease and Agreement dated March 9, 1995 and Second Amendment to Ground Lease Agreement, dated June 8, 1995, by and between the Arapahoe County Public Airport Authority and Pinecrest Enterprises, Ltd. (predecessor-in-interest to Swingmaster Golf at Centennial, L.P.).

29. Option to Lease Agreement, dated August 8, 1996, by and between the Arapahoe County Public Airport Authority and Swingmaster Golf at Centennial, L.P.


30.    Press release issued on October 4, 1996.









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                            SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
October 9, 1996
                               FAMILY GOLF CENTERS, INC.

                               By: /s/ Dominic Chang
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                                    Dominic Chang,
                                    President and
                                    Chief Executive Officer


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